1 | ©2014 Rosetta Stone Inc. 2Q14 Earnings August 5, 2014

2 | ©2014 Rosetta Stone Inc. Certain information contained in this presentation and certain comments today constitute forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the Company's current views with respect to future events and are subject to certain risks, uncertainties, and assumptions. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including demand for our language learning solutions; the advantages of our products, services, technology, brand and business model as compared to others; our strategic focus; our ability to maintain effective internal controls or to remediate material weaknesses; our cash needs and expectations regarding cash flow from operations; our product development plans; our international operations and growth plans; our plans regarding our kiosks and retail relationships; our plans regarding our Enterprise and Education business; the impact of any revisions to our pricing strategy; our ability to manage and grow our business and execute our business strategy; our financial performance; our actions to realign our cost structure and revitalizing our go-to-market strategy; our plans to transition our distribution to more online in the consumer business; our ability to expand our product offerings beyond our core adult-focused language learning solutions, including the launch of Kids reading and brain fitness; our ability to introduce successfully Lexia’s Core5 reading product to the consumer market; our ability to expand our offerings to more devices and apps, our ability to identify and successfully close and integrate additional acquisition targets; our plans with respect to and our ability to successfully integrate Lexia, Livemocha, Tell Me More and Vivity into our business; adverse trends in general economic conditions and the other factors including the “Risk Factors” more fully described in the Company's filings with the U.S. Securities and Exchange Commission (SEC), including the Company’s annual report on Form 10-K for the year period ended December 31, 2013, which is on file with the SEC. We encourage you to review those factors before making any investment decision. You should not place undue reliance on forward-looking statements because they involve factors that are, in some cases, beyond our control and that could materially affect actual results, levels of activity, performance, or achievements. Today’s presentation and discussion also contains references to non-GAAP financial measures. The full definition and reconciliation of those measures is available in our Form 8-K filed with the SEC on August 5, 2014. Management uses these non-GAAP measures to compare the Company's performance to that of prior periods for trend analyses, for purposes of determining executive incentive compensation, and for budgeting and planning purposes. Management believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. Our definitions of non-GAAP measures may not be comparable to the definitions used by other companies, and we encourage you to review and understand all our financial reporting before making any investment decision. Safe Harbor 2 Safe Harbor

3 | ©2014 Rosetta Stone Inc. Transformation continues to move forward E&E business improving with accelerating growth Integration of acquisitions is proceeding as planned with acquired businesses contributing to bookings gains Consumer business still impacted by soft retail and call channels and lower pricing Delivered financial results in line with guidance 2Q14 Business Review

4 | ©2014 Rosetta Stone Inc.  73% reported bookings growth in 2Q14  Driven primarily by acquisitions  Pro forma Literacy growth of 38% ahead of expectations  Accelerating subscription sales and increasing penetration  Pro forma Language growth of +2%  Increasing cross-sell of Tell Me More (“TMM”) product by RS sales force  TMM Integration progressing as planned  Re-branding and new product portfolio launch in August ‘14 E&E Business Growing: +8% PF Growth 1. Please see the Appendix for definitions of non-GAAP metrics

5 | ©2014 Rosetta Stone Inc.  Focusing on selling brain fitness and Kids reading to a growing customer base – now 9.5MM  Including >1.2MM downloads of Rosetta Stone Course app in 1H14  Growing digital user base  Online Learners + Digital downloads now 43% of Consumer revenue vs. 25% a year ago  Channel headwinds continue  Retail channel remains weak  Call center activity down, but shifting towards web and mobile N.A. Consumer

2Q14 Financial Highlights

- Total bookings[1] of $69MM in line with guidance
- Global E&E bookings[1] grew 73%
  - Literacy and Language businesses up ~35-40% each
  - Accelerating PF Language growth of positive 2% vs. -4% in 1Q14
- Core NA Consumer bookings[2] down 10%
  - Continued weak retail channel
  - Declining call center volume
- ROW Consumer bookings down 27%
  - Reflects downsizing of Asian operations
- Adjusted EBITDA ($0.1)MM in line with guidance of ($2MM) to $2MM
  - Reflects weak retail channel and higher sales and marketing costs in N.A. Consumer

1. *Please see the Appendix for definitions of non-GAAP metrics*
2. *Core Bookings are North American Consumer excluding Kiosk bookings*

6 | ©2014 Rosetta Stone Inc.

Rosetta Stone

7 | ©2014 Rosetta Stone Inc.  Accelerating growth in language  Closing larger language deals: 7 figure deal in 2Q14  Growing mix of Literacy subscriptions E&E Bookings Drivers Bookings2,3 • Total 73% • PF E&E 8% 1. Please see the Appendix for definitions of non-GAAP metrics 2. Language includes legacy Rosetta Stone plus Tell Me More bookings 3. Assumes Rosetta Stone acquired Lexia and Tell Me More at 1/1/13 $0 $5 $10 $15 $20 $25 $30 $16.9 $22.5 $22.9 $4.6 $6.3 M M Language Literacy $29.2 $27.1 Bookings 2Q13PF 2Q14% Δ PF E&E $ 27.1 $ 29.2 8% PF Literacy $ 4.6 $ 6.3 38% PF Language $ 22.5 $ 22.9 2%

8 | ©2014 Rosetta Stone Inc.  DTC down 6%  Web-channel slightly positive  Call center down 28%  Last quarter of anniversary of Kiosk closures  Continued weakness in retail channel  Acquisition of Fit Brains added $1.2MM  100+% pro forma growth3 N.A. Consumer Bookings Drivers Bookings1 • Total Core2 -10% Retail -32% 1. Please see the Appendix for definitions of non-GAAP metrics 2. Core bookings are total N.A. Bookings excluding Kiosk 3. Pro forma assumes RST acquired Fit Brains on 1/1/13 $- $10 $20 $30 $40 2Q13 2Q14 $28 $26 $10 $7 $1 $1 $2 M M DTC Retail Kiosk Fit Brains & Other

9 | ©2014 Rosetta Stone Inc. 2Q14 Consumer Product Units and Paid Online Learners Product Units & ARPU1 Paid Online Learners & ARPU1 1. ARPU is defined as average revenue per unit. • Product Units decreased 10% year-over-year in 2Q, excluding kiosk and Japan closure • Lower selling price drove ARPU decline • 27% Growth in Online Learners • Lower pricing and 3 Year Offering drove ARPU decrease 142 149 158 234 133 130 $312 $275 $250 $234 $273 $238 1 Q 1 3 2 Q 1 3 3 Q 1 3 4 Q 1 3 1 Q 1 4 2 Q 1 4 Product Units (000's) Product Unit ARPU 81 85 89 94 100 108 $26 $25 $24 $23 $22 $19 1 Q 1 3 2 Q 1 3 3 Q 1 3 4 Q 1 3 1 Q 1 4 2 Q 1 4 Online Learners (000's) Monthly ARPU

10 | ©2014 Rosetta Stone Inc.  ~95% growth in digital downloads  27% growth in Online Learners  Growth in digital driven primarily in Web channel and app store Online + Digital Download: >40% of Consumer Revenue Percentages may not add to 100% due to rounding Digital downloads includes app store revenue 25% 43% 0% 50% 100% 2Q13 2Q14 75% 57% 13% 15% 12% 28% Digital Download Revenue Paid Online Learner Revenue Box Revenue

11 | ©2014 Rosetta Stone Inc.  $3.8MM Decline in Adjusted EBITDA driven by:  Decrease in N.A. Consumer bookings  Predominantly retail and call center  Higher N.A. Consumer sales and marketing costs  Partially offset by increase in E&E segment contribution 2Q14 Adjusted EBITDA Adjusted EBITDA $3.8MM Yr/Yr 1. Please see the Appendix for definitions of non-GAAP metrics $3.7 $(0.1) 6.0% 0.0% 0% 1% 2% 3% 4% 5% 6% 7% -$1 $0 $1 $1 $2 $2 $3 $3 $4 $4 2Q13 2Q14 A d ju ste d E B IT D A M a rg in A Djusted EB IT D A ( M M )

12 | ©2014 Rosetta Stone Inc. • Segment Contribution -35% 2Q14 Segment Contribution1 • Segment Contribution 53% E&E N.A. Consumer 1. Segment Contribution is based on bookings 2. Segment Contribution Margin is Segment Contribution as a percentage of Segment Bookings $18.5 $12.0 47% 35% $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 $20.0 2Q13 2Q14 M il li o n s $7.0 $10.7 41% 37% $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 2Q13 2Q14 M il li o n s

13 | ©2014 Rosetta Stone Inc. • Total 51%  Increase driven almost entirely by E&E  Reflects growth in E&E bookings plus acquisitions  >80% to be recognized over next 12 months Deferred Revenue Grew by $31MM Yr/Yr Deferred Revenue Rosetta Stone Inc. © 2013 $- $20 $40 $60 $80 $100 2Q13 2Q14 $62 $93 Milli o n s

14 | ©2014 Rosetta Stone Inc. Cash Generation Metrics Adjusted EBITDA Less Capex1 1. Please see the Appendix for definitions of non-GAAP metrics. Free Cash Flow1 $(4.0) $(3.0) $(2.0) $(1.0) $- $1.0 $2.0 $3.0 2Q13 2Q14 $2.0 $(3.3) M M Free Cash Flow $(8.0) $(6.0) $(4.0) $(2.0) $- $2.0 $4.0 2Q13 2Q14 $0.8 $0.9 $1.6 $(6.8) M M Adjusted Free Cash Flow One-time cash items $0.8 $(7.7)

15 | ©2014 Rosetta Stone Inc. Confirming 2014 Consolidated Financial Outlook 1. Please see the Appendix for definitions of non-GAAP metrics; 2. Bookings growth comment reflects run-rate growth assuming that acquisitions were included in Rosetta Stone’s 2013 bookings FY 2014 Guidance1,2 Amount/Range Commentary Consolidated Bookings $315MM to $325MM Mid-single digit % growth Adjusted EBITDA $18MM to $22MM ~5% margin Shares outstanding ~22MM Capital Expenditures $10MM to $14MM Increase due to Acquisitions & Integration Long-term effective tax rate 39%

16 | ©2014 Rosetta Stone Inc. Attractive Outlook for Value Creation Investments in Products and Platform Strategic Transformation Underway Key Themes

17 | ©2014 Rosetta Stone Inc. Appendix

18 | ©2014 Rosetta Stone Inc.  Bookings represent executed sales contracts received by the Company that are either recorded immediately as revenue or as deferred revenue.  Adjusted EBITDA is GAAP net income/(loss) plus interest income and expense, income tax benefit and expense, depreciation, amortization and stock-based compensation expense, goodwill impairment plus the change in deferred revenue (excluding acquired deferred revenue) less the change in deferred commissions. In addition, Adjusted EBITDA excludes any items related to the litigation with Google Inc., restructuring and related wind down costs, severance costs and transaction and other costs associated with mergers and acquisitions as well as all adjustments related to recording the non-cash tax valuation allowance for deferred tax assets. Adjusted EBITDA for prior periods has been revised to conform to current definition.  Free cash flow is cash flow from operations less cash used in purchases of property and equipment. Non-GAAP Metric Definitions

19 | ©2014 Rosetta Stone Inc. Economic Income Statement1,2 1. Please see the Appendix for definitions of non-GAAP metrics 2. Economic Income Statement reflects income statement based on bookings and expense lines adjusted for one-time items ($ Millions) 1Q13 2Q13 3Q13 4Q13 FY13 1Q14 2Q14 Bookings $ 60.4 100% $ 63.1 100% $ 70.7 100% $ 84.0 100% $ 278.1 100% $ 61.2 100% $ 69.0 100% Cost of Goods Sold $ 10.1 17% $ 10.0 16% $ 10.4 15% $ 14.1 17% $ 44.6 16% $ 11.3 18% $ 11.6 17% Gross Profit $ 50.3 83% $ 53.1 84% $ 60.3 85% $ 69.9 83% $ 233.5 84% $ 50.0 82% $ 57.4 83% Operating Expenses: Sales & Marketing $ 36.0 60% $ 31.3 50% $ 35.8 51% $ 42.0 50% $ 145.0 52% $ 37.3 61% $ 38.9 56% Research & Development $ 6.1 10% $ 7.6 12% $ 8.2 12% $ 8.0 10% $ 29.9 11% $ 7.8 13% $ 7.4 11% General & Administrative $ 9.7 16% $ 10.4 17% $ 10.5 15% $ 12.3 15% $ 42.9 15% $ 11.7 19% $ 10.9 16% Total Operating Expenses $ 51.8 86% $ 49.3 78% $ 54.4 77% $ 62.3 74% $ 217.8 78% $ 56.8 93% $ 57.3 83% Operating Income $ (1.6) -3% $ 3.7 6% $ 5.9 8% $ 7.6 9% $ 15.7 6% $ (6.8) -11% $ 0.1 0% Other Income/(Expense) $ 0.4 1% $ (0.0) 0% $ (0.3) 0% $ 0.3 0% $ 0.4 0% $ 0.1 0% $ (0.3) 0% Adjusted EBITDA $ (1.1) -2% $ 3.7 6% $ 5.6 8% $ 7.9 9% $ 16.1 6% $ (6.7) -11% $ (0.1) 0%